UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2012

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 23, 2012, the Compensation Committee of the Board of Directors (the “Committee”) of Red Hat, Inc. (the “Company”):

•

approved the annual base salaries of the Company’s principal executive officer, principal financial officer and other named executive officers (collectively, the “Executive Officers”), to be effective as of August 1, 2012;

•	established the target award amounts for the Company’s fiscal year ending February 28, 2013 (“FY2013”) for the Executive Officers under the Company’s Executive Variable Compensation Plan (“EVCP”);

•	established the financial performance objectives that will be used to determine the cash award amounts for the Executive Officers for FY2013 under the EVCP;

•	approved the performance objectives for use with grants of performance share units (“PSUs”) in FY2013 with payouts based on the Company’s financial performance (the “Operating Performance PSUs”);

•	approved the performance objective for use with grants of PSUs in FY2013 with payouts based on the performance of the Company’s common stock (the “Share Price PSUs”);

•	approved the peer group to be used to measure performance in PSU award agreements to be used for grants of PSUs in FY2013 (the “Peer Group”); and

•	established the performance objective to be included in the form of award agreement to be used for grants of performance-based restricted stock awards (“Performance RSAs”) in FY2013.

Executive Base Salaries

The annual base salaries for the Executive Officers approved by the Committee are set forth on Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

FY2013 Target Award Amounts under the EVCP

The target award amounts under the EVCP for FY2013 for the Executive Officers, approved by the Committee, are set forth on Exhibit 99.1 to this Form 8-K. For a discussion of the EVCP, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2007 (the “May 2007 Form 8-K”).

FY2013 Performance Objectives under the EVCP

As approved by the Committee, the financial performance objectives for FY2013 under the EVCP are (a) a specified dollar amount of total revenues, (b) a specified dollar amount of cash flow from operations plus excess tax benefits from share-based payment arrangements and (c) a specified percentage of operating margin, excluding the impact of expense related to share-based payment arrangements and the amortization of intangible assets. The cash flow from operations and operating margin performance objectives are considered non-GAAP financial measures.

The total revenue and operating margin performance objectives are based on a Euro/U.S. dollar exchange rate of 1.00 Euros: U.S.$1.31 and a yen/ U.S. dollar exchange rate of 82 yen:U.S.$1.00, and these objectives are subject to adjustment if actual exchange rates for these currencies differ from these assumed rates by 5% or more. Additionally, the following items shall be excluded in determining whether any financial performance objective has been satisfied for FY2013: the impact of acquisitions and divestitures approved by the Board of Directors, goodwill write-offs, restructuring charges, litigation and insurance settlement charges, the impact of discontinued operations and the cumulative effect of changes in tax laws or accounting procedures. The Committee has reserved the right to exercise negative discretion to limit or forego any of these exclusions and may adjust any financial performance objective for FY2013 in its discretion as permitted by Section VIII of the EVCP. For a discussion of the EVCP, see the May 2007 Form 8-K.

The Committee determined that 75% of a participant’s target award amount will be based upon the financial performance objectives discussed above, and 25% of a participant’s target award amount will be based on individual performance objectives or the achievement of individual goals, which may be objectively or subjectively determined (the “Individual Objectives”). Individual Objectives relate to strategy development, planning and/or implementation, corporate initiatives, succession planning, retention of key employees, executive development and operational improvements. The Committee determined that each of the financial performance objectives discussed above will be weighted equally in calculating the financial component of the award, and, with respect to each financial metric and the Individual Objectives metric, payments range from 0 – 50% per metric. The target award amounts approved by the Committee for the Executive Officers are set forth on Exhibit 99.1 of this Form 8-K.

Operating Performance PSUs

The Committee approved the performance objectives to be used with, and authorized the grant of, Operating Performance PSUs to each Executive Officer in FY2013. Operating Performance PSUs represent the right to receive in the future shares of the Company’s common stock, or at the Company’s election, the value of such shares, according to a formula specified in the form of Operating Performance PSU agreement (the “Operating Performance PSU Agreement”) filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 27, 2011 (the “May 2011 Form 8-K”), subject to the terms and conditions of the Operating Performance PSU Agreement. The summary of the terms of the Operating Performance PSU Agreement in the May 2011 Form 8-K is incorporated by reference herein.

Share Price PSUs

The Committee approved the performance objective to be used with, and authorized the grant of, Share Price PSUs to each Executive Officer in FY2013. Share Price PSUs represent the right to receive in the future shares of the Company’s common stock, or at the Company’s election, the value of such shares, according to a formula specified in, and subject to the terms and conditions of, the form of Share Price PSU agreement (the “Share Price PSU Agreement”) filed as Exhibit 99.3 to the May 2011 Form 8-K. The summary of the terms of the Share Price PSU Agreement in the May 2011 Form 8-K is incorporated by reference herein.

Peer Group

The Peer Group approved by the Committee to be used to measure performance for the Operating Performance PSUs and the Share Price PSUs to be granted to Executive Officers in FY2013 is set forth on Exhibit 99.2 to this Form 8-K.

Performance RSAs

The Committee approved a specified dollar amount of revenues as the performance objective for awards of performance RSAs to Executive Officers in FY2013 (the “RSA Performance Goal”). If the Company fails to achieve the RSA Performance Goal for FY2013, then all shares of restricted stock subject to the award are forfeited. If the Company achieves the Performance Goal for FY2013, 25% of the restricted stock vests on July 16, 2013, and the remainder vests ratably on a quarterly basis over the course of the subsequent three–year period, provided that the executive’s Business Relationship with Red Hat has not ceased. Capitalized terms not defined in this summary are defined in the form of RSA award agreement filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on May 25, 2010 (the “May 2010 Form 8-K”). The summary of the terms in the May 2010 Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Executive Base Salaries and Target Award Amounts under Red Hat, Inc.’s Executive Variable Compensation Plan for the Fiscal Year Ending February 28, 2013

99.2	Peer Group for PSUs to be Granted in FY2013